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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 3, 2001
                                                            -----------


                    WELLS FARGO AUTO RECEIVABLES CORPORATION
                    ----------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                     [333-07961]               510378359
          --------                                              ---------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)



Wells Fargo Center, Sixth and Marquette, Minneapolis, Minnesota         55479
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (612)-667-1234
                                                    --------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.    OTHER EVENTS.

         On May 3, 2001, the registrant filed a Certificate of Amendment of its Restated Certificate of Incorporation for the purpose of amending and restating in its entirety, paragraph (a) of Article VII of such Restated Certificate of Incorporation. A copy of the Certificate of Amendment of Restated Certificate of Incorporation is attached hereto as Exhibit 1.

Exhibit
Number     Description of Exhibit
------     ----------------------

1 Certificate of Amendment of Restated Certificate of Incorporation dated May 3, 2001.





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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WELLS FARGO AUTO RECEIVABLES CORPORATION



Date:  May 3, 2001                  By:      /s/  Paul Tsang
                                       ---------------------------
                                       Paul Tsang
                                       Controller (principal accounting officer)


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                                  EXHIBIT INDEX

          The following is a list of the Exhibits filed herewith.

Exhibit
Number    Description of Exhibit
------    ----------------------

1 Certificate of Amendment of Restated Certificate of Incorporation dated May 3, 2001.